UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2007
POLYMEDICA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-19842	04-3033368

(State or Other Jurisdiction of Incorporation	(Commission File Number) I	(IRS Employer dentification No.)

701 Edgewater Road, Suite 360 Wakefield, Massachusetts	01880

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 486-8111
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press release dated March 7, 2007

Item 8.01. Other Events.
On March 7, 2007, the Company. issued the press release filed herewith as Exhibit 99.1 and incorporated by reference herein.

Exhibit Number	Description
99.1	Press Release dated March 7, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDICA CORPORATION
Date: March 8, 2007	By:	/s/ Keith W. Jones
Keith W. Jones
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 7, 2007.